EXHIBIT 99.1

     DIAMOND OFFSHORE DRILLING, INC. RIG STATUS REPORT AS OF JANUARY 6, 2004


    RIG NAME           WD        DESIGN              LOCATION           STATUS*             OPERATOR
------------------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
------------------------------------------------------------------------------------------------------------
Ocean Quest          3,500'  Victory Class              GOM            Contracted          Noble Energy
------------------------------------------------------------------------------------------------------------
Ocean Star           5,500'  Victory Class              GOM               Idle                 DODI
------------------------------------------------------------------------------------------------------------
Ocean America        5,500'  Ocean Odyssey              GOM            Contracted          W&T Offshore
------------------------------------------------------------------------------------------------------------
Ocean Valiant        5,500'  Ocean Odyssey              GOM            Contracted              ENI
------------------------------------------------------------------------------------------------------------
Ocean Victory        5,500'  Victory Class              GOM            Contracted           Spinnaker
                                                                                           Exploration
------------------------------------------------------------------------------------------------------------
Ocean Confidence     7,500'  DP Aker H-3.2              GOM            Contracted               BP
                             Modified
------------------------------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (3)
------------------------------------------------------------------------------------------------------------
Ocean Concord        2,200'  F&G SS-2000                GOM            Contracted         Taylor Energy
------------------------------------------------------------------------------------------------------------
Ocean Lexington      2,200'  F&G SS-2000                GOM            Contracted        Walter Oil & Gas
------------------------------------------------------------------------------------------------------------
Ocean Saratoga       2,200'  F&G SS-2000                GOM            Contracted              LLOG
------------------------------------------------------------------------------------------------------------

DOMESTIC JACKUPS (11)
------------------------------------------------------------------------------------------------------------
Ocean Crusader       200'    Mat Cantilever             GOM            Contracted          Stone Energy
------------------------------------------------------------------------------------------------------------
Ocean Drake          200'    Mat Cantilever             GOM            Contracted         Chevron/Texaco
------------------------------------------------------------------------------------------------------------
Ocean Columbia       250'    Independent Leg            GOM            Contracted           ADTI/Helis
                             Cantilever
------------------------------------------------------------------------------------------------------------
Ocean Spartan        300'    Independent Leg            GOM            Contracted              LLOG
                             Cantilever
------------------------------------------------------------------------------------------------------------
Ocean Spur           300'    Independent Leg            GOM               Idle                 DODI
                             Cantilever
------------------------------------------------------------------------------------------------------------
Ocean King           300'    Independent Leg            GOM            Contracted           BP America
                             Cantilever
------------------------------------------------------------------------------------------------------------
Ocean Nugget         300'    Independent Leg            GOM            Contracted         Taylor Energy
                             Cantilever
------------------------------------------------------------------------------------------------------------
Ocean Summit         300'    Independent Leg            GOM            Contracted         Chevron/Texaco
                             Cantilever
------------------------------------------------------------------------------------------------------------
Ocean Warwick        300'    Independent Leg            GOM            Contracted             Murphy
                             Cantilever
------------------------------------------------------------------------------------------------------------
Ocean Titan          350'    Independent Leg Slot       GOM       Shipyard for cantilever      DODI
                                                                         upgrade
------------------------------------------------------------------------------------------------------------
Ocean Tower          350'    Independent Leg            GOM            Contracted            Denbury
                             Cantilever
------------------------------------------------------------------------------------------------------------

                                       1

------------------------------------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (17)
------------------------------------------------------------------------------------------------------------
MEXICO
------------------------------------------------------------------------------------------------------------
Ocean Ambassador     1,100'  Bethlehem SS-2000          GOM            Contracted             PEMEX
------------------------------------------------------------------------------------------------------------
Ocean Whittington    1,500'  Aker H-3                   GOM            Contracted             PEMEX
------------------------------------------------------------------------------------------------------------
Ocean Worker         3,500'  F&G 9500 Enhanced          GOM            Contracted             PEMEX
                             Pacesetter
------------------------------------------------------------------------------------------------------------
Ocean Yorktown       2,850'  F&G SS-2000                GOM            Contracted             PEMEX
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
AFRICA
------------------------------------------------------------------------------------------------------------
Ocean Patriot        1,500'  Bingo 3000             South Africa       Contracted           Forest Oil
------------------------------------------------------------------------------------------------------------

NORTH SEA
------------------------------------------------------------------------------------------------------------
Ocean Nomad          1,200'  Aker H-3                North Sea            Idle                 DODI


------------------------------------------------------------------------------------------------------------
Ocean Guardian       1,500'  Earl & Wright Sedco     North Sea         Contracted             Shell
                             711 Series
------------------------------------------------------------------------------------------------------------
Ocean Princess       1,500'  Aker H-3                North Sea         Contracted            Talisman
------------------------------------------------------------------------------------------------------------
Ocean Vanguard       1,500'  Bingo 3000              North Sea            Idle                 DODI
------------------------------------------------------------------------------------------------------------

AUSTRALASIA
------------------------------------------------------------------------------------------------------------
Ocean Bounty         1,500'  Victory Class           Australia         Contracted             Inpex
------------------------------------------------------------------------------------------------------------
Ocean Epoch          1,640'  Korkut                  Australia         Contracted             Santos
------------------------------------------------------------------------------------------------------------
Ocean General        1,640'  Korkut                   Vietnam          Contracted            P.V.E&P
------------------------------------------------------------------------------------------------------------
Ocean Baroness       7,000'  Victory Class           Indonesia         Contracted             Unocal
------------------------------------------------------------------------------------------------------------
Ocean Rover          7,000'  Victory Class           Singapore         Contracted             Murphy
------------------------------------------------------------------------------------------------------------


                                       2

BRAZIL
------------------------------------------------------------------------------------------------------------
Ocean Yatzy          3,300'  DP DYVI Super Yatzy       Brazil          Contracted           Petrobras
------------------------------------------------------------------------------------------------------------
Ocean Winner         3,500'  Aker H-3                  Brazil          Contracted           Petrobras
------------------------------------------------------------------------------------------------------------
Ocean Alliance       5,000'  Alliance Class            Brazil          Contracted           Petrobras
------------------------------------------------------------------------------------------------------------


INTERNATIONAL DRILLSHIPS (1)
------------------------------------------------------------------------------------------------------------
Ocean Clipper        7,500'  DP Fluor/Mitsubishi       Brazil          Contracted           Petrobras
------------------------------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
------------------------------------------------------------------------------------------------------------
Ocean Sovereign      250'    Independent Leg          Indonesia         Contracted             Santos
                             Cantilever
------------------------------------------------------------------------------------------------------------
Ocean Heritage       300'    Independent Leg          Indonesia            Idle                 DODI
                             Cantilever
------------------------------------------------------------------------------------------------------------

COLD STACKED (5)
------------------------------------------------------------------------------------------------------------
Ocean Liberator      600'    Aker H-3                S. Africa        Cold Stacked             DODI
------------------------------------------------------------------------------------------------------------
Ocean Champion       250'    Mat Slot                   GOM           Cold Stacked             DODI
------------------------------------------------------------------------------------------------------------
Ocean Endeavor       2,000'  Victory Class              GOM           Cold Stacked             DODI
------------------------------------------------------------------------------------------------------------
Ocean Voyager        3,200'  Victory Class              GOM           Cold Stacked             DODI
------------------------------------------------------------------------------------------------------------
Ocean New Era        1,500'  Korkut                     GOM           Cold Stacked             DODI
------------------------------------------------------------------------------------------------------------

                             ** TABLE CONTINUED **

NOTES:
* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL EQUIPMENT REPAIR DOWNTIME.

GOM = Gulf of Mexico


    RIG NAME               CURRENT TERM       DAYRATE (000S)    START DATE
-------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
-------------------------------------------------------------------------------
Ocean Quest             one well plus option     high 40's    late Dec. 2003
-------------------------------------------------------------------------------
Ocean Star                        -                  -               -
-------------------------------------------------------------------------------
Ocean America         one well extension plus     mid 60's    late Nov. 2003
                              option
-------------------------------------------------------------------------------
Ocean Valiant          three wells plus option   high 50's    late Dec. 2003
-------------------------------------------------------------------------------
Ocean Victory                 one well            low 40s     late Nov. 2003
-------------------------------------------------------------------------------
Ocean Confidence           five-year term          170's      early Jan. 2001
-------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (3)
-------------------------------------------------------------------------------
Ocean Concord           one well plus option      mid 40's    early Jan. 2004
-------------------------------------------------------------------------------
Ocean Lexington       first of two wells plus     high 30's    late Nov. 2003
                               option
-------------------------------------------------------------------------------
Ocean Saratoga           second of two wells      low 40's    early Nov. 2003
-------------------------------------------------------------------------------

DOMESTIC JACKUPS (11)
-------------------------------------------------------------------------------
Ocean Crusader          one well plus option      mid 20's    late Dec. 2003
-------------------------------------------------------------------------------
Ocean Drake                  final well           mid 20's     mid Oct. 2003
-------------------------------------------------------------------------------
Ocean Columbia                one well           upper 20's   late Dec. 2003
-------------------------------------------------------------------------------
Ocean Spartan           one well plus option     upper 20's   late Nov. 2003
-------------------------------------------------------------------------------
Ocean Spur                        -                  -               -
-------------------------------------------------------------------------------
Ocean King                 multiple wells         low 30's   early April 2003
-------------------------------------------------------------------------------
Ocean Nugget                  one well            low 30's    mid Sept. 2003
-------------------------------------------------------------------------------
Ocean Summit            two wells plus option     mid 30's    late Nov. 2003
-------------------------------------------------------------------------------
Ocean Warwick           one well plus option     upper 20's   late Sept. 2003
-------------------------------------------------------------------------------
Ocean Titan                       -                  -               -
-------------------------------------------------------------------------------
Ocean Tower           third of four wells plus    mid 30's    late Aug. 2003
                              option
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
INTERNATIONAL SEMISUBMERSIBLES (17)
-------------------------------------------------------------------------------
MEXICO
-------------------------------------------------------------------------------
Ocean Ambassador         four year term work      mid 50's    late July 2003
-------------------------------------------------------------------------------
Ocean Whittington        four year term work      low 60's    late July 2003
-------------------------------------------------------------------------------
Ocean Worker             four year term work     upper 60's    mid Aug. 2003
-------------------------------------------------------------------------------
Ocean Yorktown           four year term work      mid 40's    late Oct. 2003
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
AFRICA
-------------------------------------------------------------------------------
Ocean Patriot           100 days plus option      mid 50's    mid Sept. 2003
-------------------------------------------------------------------------------

NORTH SEA
-------------------------------------------------------------------------------
Ocean Nomad                       -                  -               -
-------------------------------------------------------------------------------
Ocean Guardian        one year plus one year       low 50's   early April 2003
                            option
-------------------------------------------------------------------------------
Ocean Princess        first option declared plus   low 40's     mid Nov. 2003
                            option
-------------------------------------------------------------------------------
Ocean Vanguard                    _                  _               _
-------------------------------------------------------------------------------

AUSTRALASIA
-------------------------------------------------------------------------------
Ocean Bounty            third of three wells      low 70's     mid June 2003
-------------------------------------------------------------------------------
Ocean Epoch           one well (option exercised) low 60's    early Dec. 2003
-------------------------------------------------------------------------------
Ocean General         one well plus one well and   mid 50's    mid Nov. 2003
                       five completion options
-------------------------------------------------------------------------------
Ocean Baroness          400 days plus option        110's      late March 2003
-------------------------------------------------------------------------------
Ocean Rover           First of three option wells   110s       late Dec. 2003
-------------------------------------------------------------------------------

                                       2

BRAZIL
-------------------------------------------------------------------------------
Ocean Yatzy          end of primary term Nov. 5,   mid 70'     early Nov. 1998
                      2003, completing well
-------------------------------------------------------------------------------
Ocean Winner             one year extension       low 60's    early Nov. 2002
-------------------------------------------------------------------------------
Ocean Alliance           four-year contract        110's     early Sept. 2000
-------------------------------------------------------------------------------


INTERNATIONAL DRILLSHIPS (1)
-------------------------------------------------------------------------------
Ocean Clipper             700 day extension      low 100's    early Jan. 2003
-------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
-------------------------------------------------------------------------------
Ocean Sovereign        one well plus two option   high 30's     mid Nov. 2003
-------------------------------------------------------------------------------
Ocean Heritage                     -                  -               -
-------------------------------------------------------------------------------

COLD STACKED (5)
-------------------------------------------------------------------------------
Ocean Liberator                   -                  -               -
-------------------------------------------------------------------------------
Ocean Champion                    -                  -               -
-------------------------------------------------------------------------------
Ocean Endeavor                    -                  -               -
-------------------------------------------------------------------------------
Ocean Voyager                     -                  -               -
-------------------------------------------------------------------------------
Ocean New Era                     -                  -               -
-------------------------------------------------------------------------------

                             ** TABLE CONTINUED **

NOTES:
* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL EQUIPMENT REPAIR DOWNTIME.

GOM = Gulf of Mexico


    RIG NAME         EST. END DATE     FUTURE CONTRACT AND OTHER INFORMATION
-------------------------------------------------------------------------------------------------------
DOMESTIC DEEPWATER SEMISUBMERSIBLES (6)
-------------------------------------------------------------------------------------------------------
Ocean Quest           late Feb. 2004   available; actively marketing
-------------------------------------------------------------------------------------------------------
Ocean Star                  -          available; actively marketing.
-------------------------------------------------------------------------------------------------------
Ocean America         mid Feb. 2004    90 day upgrade/survey likely beginning mid 1st Qtr 2004;
                                       available, actively marketing.
-------------------------------------------------------------------------------------------------------
Ocean Valiant         late July 2004   available; actively marketing.
-------------------------------------------------------------------------------------------------------
Ocean Victory         mid Feb. 2004    available; actively marketing.
-------------------------------------------------------------------------------------------------------
Ocean Confidence      early Jan. 2006  available; actively marketing.
-------------------------------------------------------------------------------------------------------

DOMESTIC 2ND/3RD GENERATION SEMISUBMERSIBLES (3)
-------------------------------------------------------------------------------------------------------
Ocean Concord        early Feb. 2004   available; actively marketing.
-------------------------------------------------------------------------------------------------------
Ocean Lexington      early Feb. 2004   available; actively marketing.
-------------------------------------------------------------------------------------------------------
Ocean Saratoga       early Feb. 2004   One well plus option with LLOG in low 40's beginning early Feb.
                                       2004 and ending mid March 2004; available, actively marketing.
-------------------------------------------------------------------------------------------------------

DOMESTIC JACKUPS (11)
-------------------------------------------------------------------------------------------------------
Ocean Crusader       early March 2004  available; actively marketing.
-------------------------------------------------------------------------------------------------------
Ocean Drake           mid Jan. 2004    One well plus option with Newfield in mid 20's beginning mid Jan.
                                       2004 and ending early Feb. 2004; available, actively marketing.
-------------------------------------------------------------------------------------------------------
Ocean Columbia        late Feb. 2004   available; actively marketing.
-------------------------------------------------------------------------------------------------------
Ocean Spartan         mid Jan. 2004    available; actively marketing.
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Ocean Spur                  -          Rig undergoing leg repair; available, actively marketing.
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Ocean King            mid Jan. 2004    available; actively marketing.

-------------------------------------------------------------------------------------------------------
Ocean Nugget          mid Jan. 2004    Six month extension + option in low 30's ending early June 2004;
                                       available, actively marketing.
-------------------------------------------------------------------------------------------------------
Ocean Summit          late Jan. 2004   available; actively marketing.
-------------------------------------------------------------------------------------------------------
Ocean Warwick         mid Feb. 2004    available; actively marketing.
-------------------------------------------------------------------------------------------------------
Ocean Titan                 -          Cantilever upgrade ending mid Jan. 2004; available, actively marketing.
-------------------------------------------------------------------------------------------------------
Ocean Tower           late Feb. 2004   available; actively marketing.
-------------------------------------------------------------------------------------------------------


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INTERNATIONAL SEMISUBMERSIBLES (17)
-------------------------------------------------------------------------------------------------------
MEXICO
-------------------------------------------------------------------------------------------------------
Ocean Ambassador      mid Dec. 2007    available.
-------------------------------------------------------------------------------------------------------
Ocean Whittington    early Oct. 2006   available.
-------------------------------------------------------------------------------------------------------
Ocean Worker          late July 2007   available.
-------------------------------------------------------------------------------------------------------
Ocean Yorktown        mid July 2007    available.
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
AFRICA
-------------------------------------------------------------------------------------------------------
Ocean Patriot         late Jan. 2004   available; actively marketing.
-------------------------------------------------------------------------------------------------------

NORTH SEA
-------------------------------------------------------------------------------------------------------
Ocean Nomad                 -          Three wells plus option in Guinea Bissau with Premier/Vaalco in upper 40s beginning mid Jan. 2004 and ending late June 2004;
                                       available, actively marketing.
-------------------------------------------------------------------------------------------------------
Ocean Guardian        late March 2004  available; actively marketing.

-------------------------------------------------------------------------------------------------------
Ocean Princess         mid Feb. 2004   Two wells plus option in North Sea with Talisman in mid 40's beginning mid Feb. 2004 and ending mid June 2004; available, actively marketing.
-------------------------------------------------------------------------------------------------------
Ocean Vanguard              _          available; actively marketing.
-------------------------------------------------------------------------------------------------------

AUSTRALASIA
-------------------------------------------------------------------------------------------------------
Ocean Bounty          mid Feb. 2004     Two wells plus two option wells with NZOP in low 70's beginning mid Feb. 2004 and ending late May 2004; available, actively marketing.
-------------------------------------------------------------------------------------------------------
Ocean Epoch           mid Jan. 2004     Exeter/Mutineer development work with Santos in mid 60's
                                        beginning mid Jan. 2004 and ending mid Nov. 2004; available, actively marketing.
-------------------------------------------------------------------------------------------------------
Ocean General         late Jan. 2004    available; actively marketing.

-------------------------------------------------------------------------------------------------------
Ocean Baroness        early May 2004    available; actively marketing.
-------------------------------------------------------------------------------------------------------
Ocean Rover           early April 2004  actively marketing.
-------------------------------------------------------------------------------------------------------



BRAZIL
-------------------------------------------------------------------------------------------------------
Ocean Yatzy            late Jan. 2004   Scheduled for survey beginning early 1st Qtr. 2004.  Estimated downtime 30 days; 700 day extension in mid 70's beginning in early Nov. 2003 and ending early Oct. 2005; available.
-------------------------------------------------------------------------------------------------------
Ocean Winner          late Feb. 2004    Scheduled for survey in 1st Qtr. '04. Estimated downtime 60 days.
-------------------------------------------------------------------------------------------------------
Ocean Alliance       early Sept. 2004   Scheduled for survey in 1st Qtr. '04 Estimated downtime 60 days.
-------------------------------------------------------------------------------------------------------


INTERNATIONAL DRILLSHIPS (1)
-------------------------------------------------------------------------------------------------------
Ocean Clipper         mid Dec. 2005     available.
-------------------------------------------------------------------------------------------------------

INTERNATIONAL JACKUPS (2)
-------------------------------------------------------------------------------------------------------
Ocean Sovereign        late Feb. 2004   Two wells plus two options with Amerada Hess in high 30's
                                        beginning late Feb. 2004 and ending late April 2004; available, actively marketing.
-------------------------------------------------------------------------------------------------------
Ocean Heritage               -          Three wells plus option in Ecuador with Noble Energy in mid 50's with 30-day mobe beginning mid Jan. 2004 and contract ending mid
                                        July 2004; available, actively marketing.
-------------------------------------------------------------------------------------------------------

COLD STACKED (5)
-------------------------------------------------------------------------------------------------------
Ocean Liberator             -          Cold stacked Nov. '02.
-------------------------------------------------------------------------------------------------------
Ocean Champion              -          Cold Stacked Feb. '02.
-------------------------------------------------------------------------------------------------------
Ocean Endeavor              -          Cold stacked March '02.
-------------------------------------------------------------------------------------------------------
Ocean Voyager               -          Cold stacked March '02.
-------------------------------------------------------------------------------------------------------
Ocean New Era               -          Cold stacked Dec. '02.
-------------------------------------------------------------------------------------------------------

                              ** TABLE COMPLETE **

NOTES:
* ASSUME 95-98% UTILIZATION RATE DURING CONTRACTED PERIODS TO ALLOW FOR NORMAL EQUIPMENT REPAIR DOWNTIME.

GOM = Gulf of Mexico

                                       3